SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                            November 28, 2007

Rx for Africa, Inc.
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(Exact Name of Registrant as Specified in its Charter)

New Jersey                                                           0-17953                                                         22-2748019
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(State or Other Jurisdiction                           (Commission                                                 (IRS Employer
of Incorporation)                                             File Number)                                            Identification No.)

18725 E. Gale Ave., Suite 100                                                                                                          91748
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(Address of Principal Executive Offices)                                                                                  (Zip Code)

Registrant's telephone number, including area code:       (626) 839-8258
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Resignation of Certain Directors and Officers:

James K. T. Lu, a member of the Board of Directors of the Company has resigned effective December 1, 2007 to pursue other personal endeavors.

Item 9.01                        Exhibits

Exhibit No.
17.1             Resignation of James Lu as director

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE                                                                    TITLE                                                               DATE
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/s/ Mulugetta Bezzabeh                                        CFO and Chairman                                        November 28, 2007
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Mulugetta Bezzabeh

/s/ Fred Odaka                                                       Chief Financial Officer                                  November 28, 2007
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Fred Odaka